                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: November 17, 1999
                        (Date of earliest event reported)




                           Sizzler International, Inc.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                    1-10711                       95-4307254
       --------                    -------                       ----------
(State of Incorporation)   (Commission File No.)  (IRS Employer Identification Number)


          6101 West Centinela Avenue, Suite 200, Culver City, CA 90230
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                (310) 568-0135
                                --------------
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS

          On November 17, 1999 Sizzler International, Inc. (the "Registrant") issued a press release with respect to earnings for the second quarter ended October 17, 1999, which press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
----------           -----------
99.1                 Press Release dated November 17, 1999.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             Sizzler International, Inc.


                                             By:  /s/ Steven R. Selcer
                                             -------------------------
                                             Name:   Steven  R. Selcer
                                             Title:  Vice President and
                                                     Chief Financial Officer

Dated:  November 19, 1999